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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 14, 2002 Date of Report (Date of earliest event reported)	1-12261 (Commission File Number)

SUPERIOR TELECOM INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	58-2248978 (I.R.S. Employer Identification Number)

One Meadowlands Plaza
East Rutherford, New Jersey 07073
(Address of Principal Executive Offices) (Zip Code)

(201) 549-4400
(Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE.

        On August 14, 2002, Superior TeleCom Inc. (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002. The certification by each of the Chief Executive Officer and Chief Financial Officer of the Company required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanied such Quarterly Report. A copy of these certifications is attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002

SUPERIOR TELECOM INC.
By:	/s/ DAVID S. ALDRIDGE Name: David S. Aldridge Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Certification of the Company's Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Exhibit 99.2	Certification of the Company's Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX